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                                   EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Physical Spa & Fitness Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ngai Keung Luk, Chief Executive Officer, and Darrie Lam, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ngai Keung Luk                         /s/ Darrie Lam
-------------------------------------      -------------------------------------
Ngai Keung Luk                             Darrie Lam
Chairman and Chief Executive Officer       Chief Financial Officer
April 17, 2006                             April 17, 2006